UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2007

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

48385

March 31, 2007

FPA Crescent Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

The first quarter was looking good for a couple of weeks and by "good" we mean bad. The stock market declined as much as 8.4% intra-quarter.1 We want the bad news to wreak more havoc so that we may put capital to work. Instead, 2007's first quarter ended in the black with most stock indices increasing marginally, flat to up a couple percent. FPA Crescent increased 2.20% for the period.

We continue to invoke our discipline to maintain our investment integrity. We try not to pay more than 65% of a company's intrinsic value, depending on the quality of the business. Capital is sloshing around the markets like wine in a half-empty jug. And, those taking swigs may have over-imbibed. We trust in our temperance. We cannot, in good faith, invest in a fashion that differs from our traditional threshold in the ratio of risk to reward. We argue risk assumed does not justify investment, in most cases today, despite there being attractive relative value opportunities, i.e., stocks that could have upside of 30% or so as long as the consumer continues to show strength, the economy does not break down, and interest rates remain low.

Risk tends to get discussed only after a negative event. The discussion of risk in subprime lending resulted from a rise in delinquencies, early payment defaults, and the subsequent bankruptcy of a number of companies with New Century as the poster child. These discussions should have occurred in prior years as subprime lending grew from $110 billion in 2000 to $805 billion in 2005.2 Subprime's share of purchase mortgage originations had risen to 20%, up from just 7% in 2000.3 Although some investors talked about the powder keg that was subprime, most either ignored it because it was under their radar or embraced it because companies in that sector had exhibited tremendous earnings growth in recent years. We first discussed this risk in our 2005 second-quarter letter, and have avoided most financial service companies since.

We do not think the end to the story has been written. It appears to us that, in part due to the profligate borrowing by people who should not have qualified in the first place, there are more than 2 million vacant homes for sale today, ~1.7% of the total housing stock versus an average of 0.9% since 1980. The last peak was 1.1% in 1989. This means that there are approximately 900,000 more vacant homes than normal.4,5 Some will argue that home prices will decline as a result, but we do not feel capable of making that call, given the many cross currents at work. Nevertheless, the surplus of vacant homes for sale will likely put pressure on the economy, as liquidation of excess inventory is apt to keep home prices in check, thereby limiting homeowners' ability to refinance. The monetization of one's home has been a big engine of growth for the economy since 2002. Home equity withdrawal at an annualized rate ranged between $600 billion to more than $1 trillion from 2003 to 2006, compared to the average of less than $250 billion in the period from 1991 to 2003. We cannot say how much of that homeowners have spent, but if we assume just one-third and that home equity withdrawal has averaged $450 billion above normal these past few years, then the economy has had an annual benefit of $150 billion, or roughly 1.2% of the 3.5% trailing 3-year GDP growth, or 34%. These are just rough numbers to show what impact a slowing housing market could have on the economy and its subsequent effect on corporate earnings. We have assumed an environment of stable home prices, but declining prices would obviously have a greater impact. This serves as just one example of the risk that the stock market does not seem to take into account.

We appreciate that we have not fully invested the capital entrusted to us, but we seek to generate high risk-adjusted returns. The only way we know how to do

1 The Russell 2000 declined from a February 22, 2007 high of 829.44 to a low of 760.06 on March 5, 2007.

2 Flanagan, Christopher. "The Rise and Fall of Subprime: Anatomy of a Boom-Bust Cycle." JPMorgan 19 March 2007.

3 CS Homebuilding Team. Presentation. Credit Suisse. 2007.

4 Stifel Nicolaus. Consumer Finance Report. April 2, 2007.

5 Data calculated using statistics from the U.S. Census Bureau. Using statistics from the National Association of Realtors suggest that the surplus of vacant homes for sale is 1.3 million units above average.

that is to buy on sale. We recognized years ago that, at times, we may reservoir cash as we await opportunity. Rather than feel the cold steel of a gun to our head forcing us to be invested at all times, regardless of the tradeoff between risk and reward, we will at times select to hold cash with its almost 5% rate of return until better upside presents itself. This philosophy has yielded results for our portfolios over time. We exercise such patience expecting the future (not measured in a year or two) to afford more of the same.

Investing in this fashion has tended to create somewhat less volatility than the stock market. FPA Crescent's standard deviation (a traditionally used measure of volatility) is 2.91, as compared to 4.75 for the Russell 2500. FPA Crescent has outperformed its relevant equity benchmarks since inception, despite its lower volatility. Interestingly, volatility has proven to be the enemy of investor returns. Morningstar conducted a study last year that "illustrated investors' tendency to buy high and sell low....By factoring in the timing of investors' purchases and sales, investor returns depict the returns earned by a typical investor. In aggregate, the data show that investor returns have generally lagged those of funds' published total returns....Moreover, a fund's volatility appears to be a key determinant in whether its investor returns are good or bad."6 For example, a $100-million fund increases 15% in the first quarter of a year while the market increased just 5%. $400 million of capital is added on the first day of the second quarter and is held for the entire year. The fund returns 0% for the balance of the year and thus ends the year at $500 million. The fund's published return for the year would still be 15%, while Morningstar's "investor return" in this case would be just 3% (20% of the capital returned 15%, while 80% of the capital returned 0%). If the stock market increased in the latter nine months of that year, given the fragile state of investor emotions, this fund would unlikely remain $500 million for long.

Most investors seem to be scared into and out of the stock market. After the stock market has declined for a period, many panic and sell. After the stock market has appreciated many of the same people believe it safe to buy stocks, mutual funds, etc. The timing here is key as it is after a rise or fall that investors choose to buy or sell. This nonsensical path to making less money than one otherwise could runs contrary to logic, but remains prevalent nonetheless. The virtue of patience is that we will wait and act, rather than react. Patient investing also leads to lower portfolio turnover, leading to a couple of clear benefits.

Lower turnover generally means that investors should understand their companies better. If there are 100 companies in the portfolio and your turnover is 100%, then a manager needs to know 200 companies. With more than one division for the average company, how can that manager really understand what they own? We prefer to take a page from the Weizmann Institute in Israel. Not so well-known outside of Israel and the scientific community, Weizmann has forged a tremendous reputation by keeping its focus on the long term, with each scientist focusing on what might be just one idea at a time. Weizmann claims a larger patent and royalty stream than any academic institution in the world, even more than all of the other academic institutions in the U.S. put together. The scientists behind satellite receiver smart-cards, amniocentesis, the first effective drugs to treat multiple sclerosis, and so much more have been able to ply their trade without having to worry about how their science will translate to commercial profit. The mathematical algorithm that allows a satellite receiver to unscramble a coded signal was invented in 1979, two decades before satellite television became ubiquitous. Some of these scientists have shared with us that they would not have been successful had they been required to show economic results in a short time frame. By focusing on the long term, they are able to eliminate the day-to-day distraction that plagues other research organizations.

Our investment philosophy shares some similarity. We are myopically focused on the long term and, although we do not look at just one idea at a time, there are just 41 long common stock investments in the portfolio. Short-term market gyrations are nothing more than opportunities to allow us to either enter or exit a position, subject to valuation and fundamentals.

6 Benz, Christine. "How Did Investors Really Do?" Morningstar 13 November 2006.

We realize that many of our investors care about what happens to the portfolio in a given year, month, or even day, but recognize that we do not. We concern ourselves more with what our returns will be over the next five and ten years.

This focus on a longer time frame will help explain our continued emphasis on energy stocks. The business of energy production is one of declining supply and increasing demand.7 Oil companies are discovering, on average, less than one third of what the world consumes. Discoveries have been on a declining trend since the early 1960s peak, while consumption has exceeded discoveries for more than 20 years. Meanwhile, the cost to produce a barrel of oil has increased due to the higher cost of raw materials and energy itself. Energy is needed to produce oil, whether it be to inject steam into a well or transport crude across the Atlantic. The energy cost per barrel has increased from 1:20 twenty years ago to 1:4 today. This means that it now takes the equivalent energy of one barrel of oil to produce four barrels. Harder to find and costlier to produce; such a recipe will likely keep a floor under the price of oil not far below current prices, barring a recession which would curb demand. To make it all the more attractive, many of these stocks remain inexpensive despite healthy run-ups the last few years. We do not know what will happen to the price of oil over the short term and the subsequent impact that may have on the companies we own in the sector, including, Ensco International, ConocoPhillips, GlobalSantaFe, Rowan Companies, Patterson-UTI Energy, Chevron, National-Oilwell Varco, and Plains Exploration & Production. Nevertheless, like the Weizmann scientists, we remain focused. We believe the future will bring better economics and higher valuations for the aforementioned companies, a future that is not entirely dependent on higher oil prices, although that is something we believe is quite likely.

Buying and selling the companies in your portfolio less frequently also usually results in better tax treatment as investments held for more than a year are taxed at a 15% Federal rate, as compared to the maximum 35% rate for ordinary income. Investments held for longer than a year allow for the compounding of your dollars in a tax-deferred fashion since no money need be shared with our silent partners at the U.S. Treasury. According to Morningstar, the Fund's tax adjusted return for the past 10 years is 89% of the total return.8 That means that an investor would have retained 89 cents of every dollar he earned in the Fund after federal taxes.

We have recently accumulated a position in the bonds of beauty supply chain Sally Beauty Holdings. The company sells shampoo and conditioner, hair color, skin and nail products, etc. through more than 2,500 beauty supply stores selling to the retail customer and over another 800 outlets selling to the wholesale customer. Sally Beauty was recently spun off from Alberto Culver Holdings, a company we have followed since the early 1990s. We believe business value substantially exceeds the debt value and the stock market supports that statement as Sally Beauty's equity trades publicly, valuing the enterprise at almost twice the debt level. Assuming the stock market is correct, we are able to buy a bond at a 52% loan-to-value and still receive a 10.1% yield-to-maturity.9 This is an equivalent yield and a greater margin of safety than the billions of subprime mortgages that have been written in recent years. Sally Beauty's business has high returns on capital and low capital spending required to maintain the stores. We dug out old Alberto Culver Annual Reports to see how the Sally Beauty division fared back in 1991 and saw that they were able to grow through what was our most recent consumer recession. The business currently generates free cash flow and we expect more in the future thanks to improving comparable-store sales and the addition of new stores. Management has committed to using available cash flow to reduce debt. Should things go as we expect, we would be surprised to see these bonds remain at current prices. As cash flow increases and

7 Usually supply refers to the recoverable amount of oil and gas. In this context, we allude to the non-renewable nature of fossil fuels by including discovered and non-discovered.

8 Morningstar Mutual Fund Analysis, March 21, 2007, based on performance through February 28, 2007 (9.93% after tax/11.20% pre-tax = 88.7%).

9 Market value (3/31/07) = $1.656 billion. Debt value, net (12/31/06) = $1.767 billion. Enterprise value = $3.423 billion. Presumably, private market value is generally greater than public market value, thereby making the margin of safety possibly even greater.

debt declines, and assuming a constant yield on equivalent-maturity U.S. Treasury bonds, the yield on the Sally Beauty bonds should also drop. As a result, we would expect these bonds to appreciate over the next couple of years, yielding more than the current 10.1% yield-to-maturity and better than what we expect the stock market to return.

We feel fortunate to have discovered the Sally Beauty bonds, given that less than investment-grade bonds currently yield on average 2.58% over government debt, a historically tight spread.10 The lack of anything other than relative value in the high-yield bond market continues to be the case for what we see in the stock market. I guess this means more time to practice exercising our patience. We wonder if it is like eating a muffin? Some people eat the muffin's top first, whereas we put it aside to savor later — the gastronomic corollary to the virtue of patient investing.

Respectfully submitted,

Steven Romick
President
April 23, 2007

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Fund shares are presently offered for sale only to existing shareholders and to trustees, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

10 Lehman Brothers

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. Russell 2500, Lehman Brothers Government/Credit Index and the Balanced Benchmark from April 1, 1997 to March 31, 2007

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO DATA

March 31, 2007
(Unaudited)

Comparative Statistics

Ratios	Crescent		Russell 2500		S&P 500		Lehman Bros. Gov't/Credit
(Weighted Average)
Stocks
Price/Earnings TTM	14.4	x	23.0	x	16.6	x
Price/Earnings 2007 est.	12.6	x	19.3	x	15.5	x
Price/Book	2.1	x	2.5	x	2.8	x
Dividend Yield	1.3%		1.3%		1.9%
Bonds
Duration	1.7 years						5.1 years
Maturity	1.6 years						7.8 years
Yield	5.6%						5.1%

10 Largest Holdings, representing 25.4% of the Fund as of March 31, 2007.

Common & Preferred Stocks

ENSCO International Incorporated
ConocoPhillips
Assurant, Inc.
Koninklijke Philips Electronics N.V.
Reliant Energy, Inc.
Magna International Inc.
GlobalSantaFe Corp.
AGCO Corporation
Rowan Companies, Inc.
Patterson-UTI Energy, Inc.

Portfolio Summary

Common Stocks, Long	52.2%
Preferred Stocks	1.5%
Bonds & Notes	14.0%
Common Stocks, short	-6.5%
Short-Term Investments	36.0%
Other Assets and Liabilities, net	2.8%
Total	100.0%

HISTORICAL PERFORMANCE

(Unaudited)

Periods Ended March 31, 2007	FPA Crescent Fund	Balanced Benchmark 60% Russell 2500/40% LB Gov't/Credit	Lehman Brothers Gov't/ Credit	Russell 2500
Quarter	2.20%	2.73%	1.47%	3.55%
One Year	9.26	7.59	6.38	8.23
Three Years	10.38	9.21	2.90	13.26
Five Years	11.51	9.82	5.57	12.15
Ten Years	11.40	10.28	6.51	12.03
From Inception 6/2/93*	12.94	10.41	6.28	12.56
Years Ended December 31,
2006	12.43	11.23	3.78	16.17
2005	10.83	6.00	2.37	8.11
2004	10.21	12.67	4.19	18.29
2003	26.15	28.08	4.67	45.51
2002	3.71	-6.63	11.04	-17.80
2001	36.14	4.83	8.50	1.22
2000	3.59	7.85	11.85	4.27
1999	-6.28	13.28	-2.15	24.15
1998	2.79	4.92	9.47	0.38
1997	21.95	18.53	9.76	24.36
1996	22.88	12.59	2.90	19.03
1995	26.04	26.72	19.24	31.70
1994	4.25	-1.96	-3.51	-1.06

The data quoted represents past performance and is not indicative of future performance. An investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*  Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

Definition of the Comparative Indices

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Lehman Brothers Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2007
(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
BearingPoint, Inc. (1)	900,000 shs.
Circuit City Stores, Inc. (1)	473,800 shs.
G&K Services, Inc. (1)	306,600 shs.
Koninklijke Philips Electronics N.V. (1)	820,000 shs.
Navistar International Corporation (1)	345,500 shs.
Oesterreichische Post AG (1)	250,000 shs.
Owens Corning (1)	200,000 shs.
Non-Convertible Bond
Sally Beauty Holdings, Inc. — 10.5% 2016 (1)	$20,000,000
NET SALES
Common Stocks
AFC Enterprises, Inc. (2)	192,400 shs.
AGCO Corporation	595,000 shs.
Alfa Laval AB	165,900 shs.
Ares Capital Corporation	214,700 shs.
Big Lots, Inc. (2)	867,800 shs.
Countrywide plc	3,985,775 shs.
MCDATA Corporation (2)	2,338,500 shs.
Michaels Stores, Inc. (2)	593,500 shs.
Reliant Energy, Inc.	80,000 shs.
Tate & Lyle plc	126,000 shs.
Non-Convertible Bonds & Debentures
United States Treasury Inflation – Indexed Notes — 3.375% 2007 (2)	$103,329,161
FrontierVision Partners, L.P. — 11% 2006 (2)	$3,980,000
Convertible Debenture
Standard Motor Products, Inc. — 6.75% 2009 (2)	$150,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2007

COMMON STOCKS — LONG	Shares	Value
ENERGY — 17.4%
Chevron Corporation	275,000	$20,339,000
ConocoPhillips	871,800	59,587,530
ENSCO International Incorporated††	1,300,000	70,720,000
GlobalSantaFe Corp.	412,000	25,412,160
National-Oilwell Varco, Inc.*	214,000	16,647,060
Patterson-UTI Energy, Inc.	1,000,000	22,440,000
Plains Exploration & Production Co.*	130,000	5,868,200
Rowan Companies, Inc.	730,000	23,703,100
		$244,717,050
RETAILING — 8.2%
Charming Shoppes, Inc.*	1,556,000	$20,150,200
Circuit City Stores, Inc.	473,800	8,779,514
The Finish Line, Inc. (Class A)	1,685,000	21,231,000
Foot Locker, Inc.	814,000	19,169,700
Ross Stores, Inc.	221,500	7,619,600
Wal-Mart Stores, Inc.	455,400	21,381,030
Zale Corporation*	650,000	17,147,000
		$115,478,044
INDUSTRIAL PRODUCTS — 4.6%
AGCO Corporation*,††	685,800	$25,354,026
Alfa Laval AB	343,900	17,824,337
Owens Corning*	200,000	6,372,000
Trinity Industries, Inc.	375,150	15,726,288
		$65,276,651
FINANCIAL SERVICES — 4.5%
Assurant, Inc.††	770,000	$41,295,100
Countrywide plc	1,476,073	17,255,293
Interactive Data Corporation	175,000	4,331,250
		$62,881,643
CONSUMER NON-DURABLE GOODS — 3.6%
Crunch Equity Holding, LLC Bondholder Trust Interest*,**,†	2,235	$3,721,275
Koninklijke Philips Electronics N.V.	820,000	31,242,000
Tate & Lyle plc	1,133,900	12,824,409
WestPoint International, Inc.*,**,†	316,391	3,334,761
		$51,122,445

PORTFOLIO OF INVESTMENTS

March 31, 2007

COMMON STOCKS — LONG — Continued	Shares	Value
SERVICE — 3.2%
BearingPoint, Inc.*	900,000	$6,885,000
The Brink's Company	257,500	16,338,375
G&K Services, Inc.	306,600	11,123,448
Oesterreichische Post AG*	250,000	10,385,000
		$44,731,823
AUTOMOTIVE — 3.0%
Magna International Inc. (Class A)††	350,000	$26,288,500
Navistar International Corporation*	345,500	15,806,625
		$42,095,125
UTILITIES — 2.7%
PG&E Corporation	160,000	$7,723,200
Reliant Energy, Inc.*	1,520,000	30,886,400
		$38,609,600
AIRLINES — 1.9%
ACE Aviation Holdings Inc.	695,800	$18,292,582
Aeroplan Income Fund	431,239	7,292,252
Jazz Air Income Fund	152,332	1,076,987
		$26,661,821
ENTERTAINMENT — 1.0%
EMI Group plc	3,000,000	$13,440,000
MULTI-INDUSTRY — 0.9%
Onex Corporation	441,400	$12,306,232
REAL ESTATE — 0.8%
Ventas, Inc.	280,000	$11,796,400
INVESTMENT COMPANIES — 0.4%
Ares Capital Corporation	335,300	$6,092,401
TOTAL COMMON STOCKS — 52.2% (Cost $495,061,782)		$735,209,235
PREFERRED STOCK — 1.5% (Cost $18,257,572)
General Motors Corporation Series B — 5.25%	601,200	$12,474,900
The Mills Corporation Series F — 6.75%*	750	770,250
The Mills Corporation Series G — 7.875%*	224,300	5,865,445
Pennsylvania REIT Investment Trust — 11%	45,000	2,385,000
		$21,495,595

PORTFOLIO OF INVESTMENTS

March 31, 2007

BONDS & DEBENTURES	Principal Amount	Value
U.S. GOVERNMENT & AGENCIES — 9.2%
Federal National Mortgage Association — 7.5% 2028	$110,283	$114,847
U.S. Treasury Note — 3.625% 2007	70,000,000	69,748,420
U.S. Treasury Note — 3.875% 2010††	15,000,000	14,709,375
U.S. Treasury Note — 4.375%% 2010††	40,000,000	39,781,240
U.S Treasury Inflation-Indexed Notes — 3.375% 2012††	5,129,325	5,441,896
		$129,795,778
SHORT TERM U.S. GOVERNMENT — 9.2%
U.S. Treasury Bill — 5% 05/17/07	$40,000,000	$39,754,500
U.S. Treasury Bill — 4.945% 06/07/07	90,000,000	89,189,847
		$128,944,347
CORPORATE BONDS & DEBENTURES — 4.5%
Dynegy-Roseton Danskamme — 7.27% 2010	$1,000,000	$1,023,400
Federal-Mogul Corporation — 7.82% 2030 (revolving debt)**	2,942,363	2,920,295
Goodman Global Holdings, Inc. — 7.875% 2012	15,970,000	16,049,850
Kmart Corporation — 8.8% 2010	583,508	495,982
Reliant Energy, Inc.
— 9.25% 2010	5,000,000	5,256,500
— 9.5% 2013	4,750,000	5,171,800
Sally Beauty Holdings, Inc. — 10.5% 2016**	20,000,000	20,526,000
Tenet Healthcare Corporation — 9.875% 2014	8,000,000	8,080,000
Western Financial Bank — 9.625% 2012	2,950,000	3,200,750
		$62,724,577
INTERNATIONAL GOVERNMENT & AGENCIES — 0.3%
France OATei — 3% 2012	$3,304,170	$4,686,569
TOTAL BONDS & DEBENTURES — 23.2% (Cost $321,488,446)		$326,151,271
TOTAL INVESTMENT SECURITIES — 76.9% (Cost $834,807,800)		$1,082,856,101
SHORT-TERM INVESTMENTS — 26.8%
Short-term Corporate Notes:
Rabobank USA Financial Corporation — 5.395% 04/02/07	$14,067,000	$14,064,892
Barclays U.S. Funding, Inc. — 5.205% 04/02/07	50,227,000	50,219,738
Citigroup Funding Inc. — 5.26% 04/12/07	53,821,000	53,734,498
General Electric Capital Services, Inc. — 5.22% 04/19/07	55,245,000	55,100,810
Toyota Motor Credit Corporation — 5.23% 04/26/07	50,000,000	49,818,403
American General Finance Corporation — 5.25% 04/27/07	50,000,000	49,810,417
Bank Of Montreal — 5.24% 05/02/07	55,448,000	55,197,806
International Lease Finance Corporation — 5.23% 05/08/07	50,000,000	49,731,236
TOTAL SHORT-TERM INVESTMENTS (Cost $377,677,800)		$377,677,800

PORTFOLIO OF INVESTMENTS

March 31, 2007

	Shares	Value
TOTAL INVESTMENTS — 103.7% (Cost $1,212,485,600)		$1,460,533,901
COMMON STOCKS — SHORT
Aeroplan Income Fund	(298,200)	$(5,042,562)
Alliance & Leicester plc	(110,000)	(2,454,100)
Alliance Data Systems Corporation*	(93,500)	(5,761,470)
American Capital Strategies Ltd.	(121,000)	(5,361,510)
AMR Corporation*	(117,100)	(3,565,695)
Baker Hughes Inc.	(60,000)	(3,967,800)
Coldwater Creek Inc.*	(176,400)	(3,577,392)
Deere & Company	(31,500)	(3,422,160)
General Motors Corporation	(70,100)	(2,147,864)
Greater Bay Bancorp	(20,000)	(537,800)
Jarden Corporation*	(102,900)	(3,941,070)
Jazz Air Income Fund	(131,600)	(930,412)
Landry's Restaurants, Inc.	(124,900)	(3,697,040)
Lexmark International, Inc. (Class A)	(100,000)	(5,846,000)
L.G. Philips LCD Cp., Ltd. (ADR)*	(164,000)	(2,866,720)
LUKOIL OAO (ADR)	(57,900)	(5,008,350)
Marvel Enterprises, Inc.*	(172,300)	(4,781,325)
Portfolio Recovery Associates, Inc.*	(74,000)	(3,304,100)
Robert Half International Inc.	(127,000)	(4,700,270)
Taiwan Semiconductor Manufaturing Company Limited (ADR)	(450,600)	(4,843,950)
Target Corporation	(99,300)	(5,884,518)
TCF Financial Corporation	(130,800)	(3,447,888)
Tiffany & Co.	(108,600)	(4,939,128)
West Marine, Inc.*	(115,000)	(2,094,150)
TOTAL COMMON STOCKS — SHORT — (6.5)% (Proceeds $78,580,629)		$(92,123,274)
Other assets less liabilities, net — 2.8%		38,838,315
TOTAL NET ASSETS — 100.0%		$1,407,248,942

*  Non-income producing security

**  Restricted securities. These restricted securities constituted 3.3% of total net assets at March 31, 2007.

†  The Crunch Equity Holding and the WestPoint International are illiquid and have been valued by Board of Trustees in accordance with the Fund's fair value procedures.

††  Security segregated as collateral for common stocks sold short.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2007

ASSETS
Investments at value:
Investment securities — at market value (identified cost $834,807,800)	$1,082,856,101
Short-term investments — at amortized cost (maturities 60 days or less)	377,677,800	$1,460,533,901
Cash		552
Deposits for securities sold short		34,746,188
Receivable for:
Investment securities sold	$4,890,581
Dividends and accrued interest	4,234,497
Capital stock sold	558,647	9,683,725
		$1,504,964,366
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $78,580,629)	$92,123,274
Investment securities purchased	3,509,290
Advisory fees and financial services	1,278,444
Capital Stock repurchased	429,276
Accrued expenses	322,853
Dividends on securities sold short	52,287	97,715,424
NET ASSETS		$1,407,248,942
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 52,163,626 outstanding shares		$1,127,681,405
Undistributed net realized gain on investments		28,633,469
Undistributed net investment income		16,428,412
Unrealized appreciation of investments		234,505,656
NET ASSETS		$1,407,248,942
NET ASSET VALUE
Offering and redemption price per share		$26.98

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2007

INVESTMENT INCOME
Interest		$38,502,152
Dividends		17,376,801
		$55,878,953
EXPENSES:
Advisory fees	$13,813,546
Transfer agent fees and expenses	1,635,799
Short sale dividend expense	1,382,892
Financial services	1,381,354
Reports to shareholders	116,141
Custodian fees and expenses	99,273
Registration fees	62,741
Insurance	52,759
Trustees' fees and expenses	50,133
Audit and tax fees	47,315
Legal fees	10,168
Other expenses	24,345	18,676,466
Net investment income		$37,202,487
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$89,370,532
Net realized loss on sale of investment securities sold short	(6,752,223)
Net realized gain on investments		$82,618,309
Change in unrealized appreciation of investments:
Investment securities	$7,641,036
Investment securities sold short	(5,055,978)
Change in unrealized appreciation of investments		2,585,058
Net realized and unrealized gain on investments		$85,203,367
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$122,405,854

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2007		Year Ended March 31, 2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$37,202,487		$17,832,561
Net realized gain on investments	82,618,309		51,022,507
Change in unrealized appreciation of investments	2,585,058		88,329,064
Increase in net assets resulting from operations		$122,405,854		$157,184,132
Distribution to shareholders from:
Net investment income	$(27,347,921)		$(15,780,891)
Net realized capital gains	(68,446,317)	(95,794,238)	(28,693,858)	(44,474,749)
Capital Stock transactions:
Proceeds from Capital Stock sold	$172,860,745		$288,363,568
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	79,318,471		38,133,091
Cost of Capital Stock repurchased*	(245,596,810)	6,582,406	(167,299,640)	159,197,019
Total increase in net assets		$33,194,022		$271,906,402
NET ASSETS
Beginning of year, including undistributed net investment income of $6,563,677 and $3,200,607 at March 31, 2006 and 2005, respectively		1,374,054,920		1,102,148,518
End of year, including undistributed net investment income of $16,428,412 and $6,563,677 at March 31, 2007 and 2006, respectively		$1,407,248,942		$1,374,054,920
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		6,531,780		11,459,969
Shares issued to shareholders upon reinvestment of dividends and distributions		3,004,565		1,524,243
Shares of Capital Stock repurchased		(9,292,315)		(6,636,560)
Increase in Capital Stock outstanding		244,030		6,347,652

*  Net of redemption fees of $98,966 and $96,366 for the years ended March 31, 2007 and 2006, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of year	$26.47	$24.18	$22.74	$17.01	$18.31
Income from investment operations:
Net investment income	$0.72	$0.39	$0.11	$0.17	$0.35
Net realized and unrealized gain (loss) on investment securities	1.66	2.82	1.78	5.71	(1.22)
Total from investment operations	$2.38	$3.21	$1.89	$5.88	$(0.87)
Less distributions:
Dividends from net investment income	$(0.53)	$(0.33)	$(0.08)	$(0.15)	$(0.43)
Distributions from net realized capital gains	(1.34)	(0.59)	(0.37)	—	—
Total distributions	$(1.87)	$(0.92)	$(0.45)	$(0.15)	$(0.43)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$26.98	$26.47	$24.18	$22.74	$17.01
Total investment return**	9.26%	13.52%	8.43%	34.67%	(4.82)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,407,249	$1,374,055	$1,102,149	$492,114	$178,396
Ratio of expenses to average net assets	1.35%†	1.39%†	1.40%†	1.41%†	1.54%
Ratio of net investment income to average net assets	2.68%	1.45%	0.57%	0.67%	2.06%
Portfolio turnover rate	29%	24%	17%	20%	39%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions.

†  For the years ended March 31, 2007, 2006, 2005 and 2004, the expense ratio includes short sale dividend expense equal to 0.10%, 0.11%, 0.12% and 0.09% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2007

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At March 31, 2007, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Reclassification of Capital Accounts

As of March 31, 2007, $10,169 of undistributed net realized gains was reclassified to undistributed net investment income in order to conform to accounting required by income tax regulations.

NOTE 2 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $272,156,955 for the year ended March 31, 2007. The proceeds and cost of securities sold resulting in net realized gains of $82,618,309 aggregated $395,026,152 and $312,407,843, respectively, for the year ended March 31, 2007. Realized gains or losses are based on the specific identification method. In addition, the Fund may be liable for an additional $3,520,000 for unfunded commitments on revolving bank debt.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2007, were as follows:

Undistributed Ordinary Income	$16,428,412
Undistributed Net Realized Gains	$29,802,497

NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of distributions paid during the fiscal year ended March 31, 2007 and 2006 was as follows:

	2007	2006
Dividends from Ordinary Income	$27,451,676	$16,753,564
Distributions from Long-term Capital Gains	$68,342,562	$27,721,185

The cost of investment securities (excluding securities sold short) held at March 31, 2007, for federal income tax purposes was $835,938,980. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2006, for federal income tax purposes was $261,447,926 and $28,111,298, respectively resulting in net unrealized appreciation of $233,336,628. The Financial Accounting Standards Board ("FASB") has recently issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (the "Interpretation")," which applies to all registered investment companies, clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management of the Fund completed their analysis of the Interpretation and estimates the adoption will have no significant impact on the financial statements.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely. The Adviser commenced providing investment advisory services on October 1, 2006, under a new investment advisory agreement approved by shareholders on May 1, 2006. This Adviser is a new investment advisory firm owned entirely by the former principals and key investment professionals of the Fund's prior adviser. The terms of the new investment advisory agreement are identical to the prior investment advisory agreement.

For the year ended March 31, 2007, the Fund paid aggregate fees of $49,500 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 5 — Securities Sold Short

The Fund maintains cash deposits in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2007, the Fund collected $98,966 in redemption fees, which is less than $0.01 per share.

NOTE 7 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of March 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 7, 2007

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2007 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2006	$1,000.00	$1,000.00
Ending Account Value March 31, 2007	$1,070.41	$1,018.39
Expenses Paid During Period*	$6.76	$6.61

*  Expenses are equal to the Fund's annualized expense ratio of 1.31%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2007 (182/365 days).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Trustees of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Trustees held on November 14, 2005, the continuance of the advisory agreement through December 29, 2006, was approved by the Board of Trustees and by a majority of the Trustees who are not interested persons of the Fund or of the Adviser. A new investment advisory agreement between the Fund and Resolute, LLC ("Resolute") was approved by the Board of Trustees and by a majority of the Trustees who are not interested persons of the Fund, the Adviser or Resolute, at a meeting held on February 6, 2006. Resolute was created by the principals and key investment professionals of the Fund's former Adviser. Resolute exercised its option to purchase, among other things, the operating assets and name of the Adviser. The purchase was effected on September 30, 2006, and the new investment advisory agreement took effect on October 1, 2006. The terms of this new investment advisory agreement are identical to the Fund's prior investment advisory agreement. At a special meeting of shareholders held on May 1, 2006, the shareholders of the Fund approved the new investment advisory agreement. Finally, on October 1, 2006, Resolute changed its name to First Pacific Advisors, LLC.

In determining whether to approve the advisory agreements, those Fund Trustees who were not interested persons of the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Trustees. The Trustees considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Trustees noted the quality and depth of experience of the Adviser and its investment and administrative personnel. Based upon its consideration of these and other relevant factors, the Trustees concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (71)*	Trustee† Years Served: 4	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (62)*	Trustee† Years Served: 4	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Nordstrom, Inc., Wedbush, Inc., EMAK, Inc., and WM Group of Funds.

A. Robert Pisano – (64)*	Trustee† Years Served: 4	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals, and The Motion Picture and Television Fund.

Patrick B. Purcell – (64)*	Trustee† Years Served: 1	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (74)*	Trustee† Years Served: 4	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm O'Melveny & Myers LLP.	6

Steven Romick – (44)	Trustee,† President & Chief Investment Officer Years Served: 4	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	1	Arden Group, Inc.

Eric S. Ende – (62)	Vice President Years Served: 4	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (46)	Treasurer Years Served: 4	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (50)	Chief Compliance Officer Years Served: 4	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (52)	Secretary Years Served: 4	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (40)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2006 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)        Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations and liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                    Principal Accountant Fees and Services.

	2006	2007
(a) Audit Fees	$35,200	$37,200
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$6,000	$6,300
(d) All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

 (g)          Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                  Controls and Procedures.

(a)         The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                 Exhibits.

(a)(1)    Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)    Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)    Not Applicable

(b)        Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date: June 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date: June 1, 2007

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: June 1, 2007